UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2012

ALTISOURCE ASSET MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

United States Virgin Islands	000-54809	66-0783125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Strand St.

Frederiksted, United States Virgin Islands 00840-3531

(Address of principal executive offices)

Registrant’s telephone number, including area code: (340) 692-1055

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 21, 2012, Altisource Asset Management Corporation’s (the “Company”) spin-off from Altisource Portfolio Solutions S.A. (“Altisource”) was completed, and shares of the Company began regular trading on the OTCQX market tier operated by OTC Markets Group, Inc. under the symbol “AAMC” on December 24, 2012. The spin-off was effected as a taxable pro rata distribution by Altisource of all of the outstanding shares of common stock of the Company to the shareholders of record of Altisource as of December 17, 2012 (the “Distribution”). The shareholders of Altisource received one share of Company common stock for every ten shares of Altisource common stock held, and will receive cash in lieu of fractional shares.

The Distribution was effected pursuant to the Separation Agreement, dated as of December 21, 2012, between the Company and Altisource (the “Separation Agreement”), which provides, among other things, for the principal corporate transactions required to effect the Distribution and certain other agreements governing the Company’s relationship with Altisource after the Distribution.

A copy of the Separation Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

In connection with the Distribution, the Company and certain of its affiliates entered into certain other agreements with Altisource and certain of its affiliates on December 21, 2012 to govern the terms of the Distribution and to define the ongoing relationship between the Company and Altisource following the Distribution, including with respect to tax liabilities, support services and continuing commercial arrangements. Those agreements include:

•                  Support Services Agreement, between the Company and Altisource Solutions S.à r.l. (“Altisource Solutions”), a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

•                  Tax Matters Agreement, between the Company and Altisource Solutions, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

•                  Asset Management Agreement, between the Company, Altisource Residential, L.P. and Altisource Residential Corporation (“Residential”), a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

•                  Trademark License Agreement, between the Company and Altisource Solutions, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

•                  Subscription Agreement, between the Company and NewSource Reinsurance Company Ltd. (“NewSource”), a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

•                  Technology Products Services Agreement, between the Company and Altisource Solutions, a copy of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

A brief description of the Separation Agreement and each of the other foregoing agreements (other than Exhibit 10.5, which is described below) is incorporated by reference to the Company’s Amendment No. 3 to the Registration Statement on Form 10-12G, filed on December 5, 2012 (File No. 000-54809) (the “Registration Statement”).

Subscription Agreement and Shareholders’ Agreement

On December 21, 2012, the Company entered into a subscription agreement to purchase 2,000,000 common shares, par value $1.00, of NewSource for $2,000,000.  The Company expects to consummate the purchase of such shares within the next several days.  In connection with the consummation of such purchase, the Company intends to enter into a Shareholders’ Agreement with ARNS (a wholly-owned indirect subsidiary of Residential) and NewSource with respect to the ownership and transfer of the common shares, par value $1.00 (all held by the Company), and preferred shares, par value $1.00 (all held by ARNS), of NewSource (the “NewSource Shares”).  Under the Shareholders’ Agreement, ARNS and the Company will agree to certain conditions and restrictions on the ownership and transfer of the NewSource Shares, including the following:

•      In general, NewSource shares may not be transferred without the prior written consent of the Company.

•      Each NewSource shareholder may transfer its NewSource Shares to their affiliates at any time.

•                  Tag-Along Rights.  If the Company proposes to transfer any or all of its NewSource Shares, ARNS has the right, subject to certain conditions, to sell its NewSource Shares to the purchaser of the Company’s NewSource Shares.

•                  Drag-Along Rights. If the Company approves a bona fide offer from a person or group of persons that would result in a change of control of NewSource, the Company has the right, but not the obligation, to require ARNS to tender to purchase to such person or group of persons a certain percentage of its NewSource Shares upon the same terms and conditions as apply to the Company.

The Shareholders’ Agreement will terminate upon the earlier of (i) any underwritten initial public offering of NewSource or (ii) the execution of a written agreement by each of the shareholders to terminate the Shareholders’ Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

Departure of Directors and Officers

On December 21, 2012 the following actions were taken with respect to the resignation of certain executive officers and directors of the Company:

William B. Shepro, Kevin J. Wilcox and Michelle D. Esterman resigned as directors of the Company.

William B. Shepro resigned as President of the Company.

Michelle D. Esterman resigned as Treasurer of the Company.

(c)

Appointment of Officers

On December 21, 2012 the following actions were taken with respect to the appointment and continued employment of certain executive officers of the Company:

Ashish Pandey, age 37, was appointed Chief Executive Officer of the Company.

Pursuant to his employment arrangement, Mr. Pandey will receive, among other things, (i) a base salary of $325,000, (ii) a target incentive bonus opportunity of $325,000, dependent on performance, and (iii) standard relocation costs and benefits in connection with his relocation to St. Croix, U.S. Virgin Islands.  Mr. Pandey also received a restricted stock award representing 46,745 shares of common stock of the Company, subject to the vesting requirements set forth in the 2012 Equity Incentive Plan of the Company described in the Registration Statement.

Mr. Pandey’s employment and educational history is described below in Item 5.02(d), “Election of Directors.”

There are no family relationships among Mr. Pandey and any of the Company’s directors and executive officers.

Rachel M. Ridley, age 34, has already been appointed and will continue to serve as Chief Financial Officer of the Company.

Pursuant to her employment arrangement, Ms. Ridley will receive, among other things, (i) a base salary of $210,000, (ii) a target incentive bonus opportunity of $90,000, dependent on performance, and (iii) standard relocation costs and benefits in connection with his relocation to St. Croix, U.S. Virgin Islands.  Ms. Ridley also received a restricted stock award representing 8,765 shares of common stock of the Company, subject to the vesting requirements set forth in the 2012 Equity Incentive Plan of the Company described in the Registration Statement.

Prior to joining the Company, Ms. Ridley served as Senior Manager in Assurance Services, Asset Management for PricewaterhouseCoopers LLC, an accounting firm, since 2008 and various positions within PwC from 2000 to 2008.  Ms. Ridley is a Certified Public Accountant (Maryland).  She holds a Bachelor of Business Administration from Emory University and a Master in Professional Accounting from the University of Texas at Austin.

There are no family relationships among Ms. Ridley and any of the Company’s directors and executive officers.

(d)

Election of Directors

Ashish Pandey.  Mr. Pandey was appointed to the Board of Directors of the Company on December 21, 2012.  Prior to joining the Company, Mr. Pandey served as the Chief Executive Officer of Correspondent One, an affiliate of Altisource engaged in the acquisition and secondary marketing of government loans. He previously served as Executive Vice President of Ocwen Financial Corporation (“Ocwen”) from July 2008 to August 2011 and was responsible for the oversight of asset management vehicles and capital deployment for mortgage servicing portfolio acquisitions for Ocwen. He served as Treasurer and Director of Corporate Strategy from February 2005 to July 2008 for Ocwen. From May 2002 to October 2003, Mr. Pandey served as an Associate Consultant with Tata Strategic Management Group. He holds a Bachelor’s of Science in Engineering from the S.G.S. Institute of Technology and Science and a Masters of Business Administration from the Indian Institute of Management.

Paul T. Bossidy. Mr. Bossidy was appointed to the Board of Directors of the Company on December 21, 2012.  Mr. Bossidy was also appointed to the Audit Committee, Compensation Committee and Nomination/Governance Committee of the Board of Directors.  Mr. Bossidy has served as President and Chief Executive Officer of Clayton Holdings LLC (“Clayton”) since October 2008 and is responsible for the overall strategic direction and operating results of the business. Clayton is a privately-held provider of risk management services to the mortgage industry. Mr. Bossidy also serves on the Board of Directors of Infinia Corporation, a solar energy technology company and the developer of a proprietary solar power generation product that converts solar energy into electricity. Prior to joining Clayton, Mr. Bossidy was a Senior Operations Executive and Operations Partner at Cerberus Capital Management LP, a real estate investment fund, from 2006 to 2008. Prior to that, Mr. Bossidy served in various executive appointments for General Electric Company from 1993 to 2006, including General Manager of Corporate Business Development, President of the Refrigerator Product Line within GE Appliances Division, President and Chief Executive Officer of GE Lighting (North America), President and Chief Executive Officer of GE Vendor Financial Services, President and Chief Executive Officer of GE Commercial Equipment Financing and President and Chief Executive Officer of GE Capital Solutions Group. He is a Certified Public Accountant and a Certified Six Sigma Black Belt. Mr. Bossidy holds a Bachelor of Arts from Williams College in Williamstown, Massachusetts, a Master in Accounting from New York University in New York, New York and a Master of Business Administration with concentrations in Finance and Marketing from Columbia University Graduate School of Business in New York, New York.

Cindy Gertz. Ms. Gertz was appointed to the Board of Directors of the Company on December 21, 2012.  Ms. Gertz was also appointed to the Audit Committee and Nomination/Governance Committee of the Board of Directors.  Ms. Gertz has served as a consultant since 2011 for clients involved with the development of housing policy regulations, as well as for large lenders impacted by proposed regulations and potential changes to the housing finance system.  Previously, Ms. Gertz served as Director of Operations, Homeownership Preservation Office from 2009 to 2011 for the Department of the Treasury, Office of Financial Stability.  From 2000 to 2002, Ms. Gertz served as Chief Financial Officer and Treasurer of Public Broadcasting Service (PBS) in Alexandria, Virginia.  Ms. Gertz served in various executive appointments for Freddie Mac in McLean, Virginia from 1984 to 1999, including Vice President, Shareholder Relations, Vice President, Division Controller and Vice President, Corporate Planning.  Before joining Freddie Mac, Ms. Gertz served in financial management posts at Texas Instruments in Houston, Texas.  Ms. Gertz holds a Bachelor of Arts with Distinction from the University of Colorado in Boulder, Colorado and a Master of Business Administration from the University of Michigan in Ann Arbor, Michigan.

Dale Kurland. Ms. Kurland was appointed to the Board of Directors of the Company on December 21, 2012.  Ms. Kurland was also appointed to the Compensation Committee and Nomination/Governance Committee of the Board of Directors.  Ms. Kurland is the founder and President of Classic Strategies Group, LLC (“CSG”), a private company founded in 2004 which provides mergers and acquisition consulting services to mortgage banking executives. Prior to forming CSG, Ms. Kurland served as President of DK Advisory Services, Inc., the predecessor to CSG. Prior to joining DK Advisory Services, Ms. Kurland was the head of Bear Stearns’ Mortgage Banking Mergers and Acquisitions Group where she advised clients on the purchase and sale of mortgage companies and mortgage servicing portfolios. Ms. Kurland served on the Board of Directors of Lender Services, Inc. until the sale of the company to Fidelity National Financial in February 2003. Ms. Kurland holds a Bachelor of Arts from Skidmore College in Saratoga Springs, New York.

Salah Saabneh. Mr. Saabneh was appointed to the Board of Directors of the Company on December 21, 2012.  Mr. Saabneh was also appointed to the Audit Committee and Compensation Committee of the Board of Directors.  Mr. Saabneh is a founding partner at Manikay Partners, LLC, an investment management firm and has served as a senior member of the Manikay Partner’s event-driven and special situations investment team since 2008. Prior to joining Manikay Partners, Mr. Saabneh served from 2005 to 2008 as Director, Securitized Products and Special Situations, at Angelo, Gordon & Co, a privately held registered investment advisor.  Previously, Mr. Saabneh was a senior banker at ING Financial Markets LLC and UBS Warburg LLC and was involved in structuring and underwriting a wide range of securitization transactions and asset-backed financings.  Mr. Saabneh practiced corporate and finance law with Sidley & Austin in New York City and London.  Mr. Saabneh holds a Bachelor of Laws from Hebrew University in Jerusalem, a Master of Laws from Georgetown University in Washington, D.C. and a Master of Business Administration from Columbia University in New York, New York.

Robert C. Schweitzer. Mr. Schweitzer was appointed to the Board of Directors of the Company on December 21, 2012.  Mr. Schweitzer was also appointed to the Audit Committee of the Board of Directors.  Mr. Schweitzer has over 35 years of experience in the financial services industry in various positions of increasing responsibility.  Mr. Schweitzer also serves as Chairman of the Board of PetMeds (NASDAQ:PETS).  In his financial services career, in addition to managing major line organizations, Mr. Schweitzer has successfully managed several acquisition and turnaround situations. Mr. Schweitzer served as President and Chief Operating Officer of Shay Investment Services, Inc., a registered broker-dealer, from 2007 to 2012 and was responsible for managing all aspects of the firm.  Prior to joining Shay, from 2004 to 2006, Mr. Schweitzer served as the Florida Regional President of Northwest Savings Bank following its acquisition of Equinox Bank, where he was President and Chief Executive Officer.  From 1999 to 2003, Mr. Schweitzer served as Regional President of Union Planters Bank for the Broward and Palm Beach counties Florida markets, and from 1993 to 1999 he served as Executive Vice President and Head of Commercial Banking for Barnett Bank/NationsBank/Bank of America in Jacksonville, Florida.  Mr. Schweitzer also held the positions of Director and Head of Real Estate Consulting for Coopers & Lybrand in Washington, D.C., from 1991 to 1993, Senior Vice President/Manager of Central North America Commercial Real Estate as well as Manager of Domestic Credit Review for the First National Bank of Chicago from 1985 to 1991 and Senior Vice President/Manager of Central North America Banking for Wachovia Bank from 1975 to 1985.  Mr. Schweitzer served in the United States Navy in the Submarine Force and Navy Reserve for 30 years and retired with a rank of Captain.  Mr. Schweitzer holds a Bachelor of Science from the United States Naval Academy in Annapolis, Maryland and a Master of Business Administration from the University of North Carolina in Chapel Hill, North Carolina.

(e)

Compensatory Arrangements

In connection with the Company’s separation from Altisource, on December 21, 2012, the Company adopted (i) the 2012 Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference and (ii) the 2012 Special Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference. A brief description of each of the foregoing is incorporated herein by reference to the Registration Statement.  Pursuant to the 2012 Equity Incentive Plan, Ashish Pandey, the Company’s Chief Executive Officer, received options to acquire approximately 3,003 shares of common stock upon conversion of his Altisource options in the Distribution, in addition to the restricted stock units described above under Item 5.02(c), “Appointment of Officers.”  Rachel M. Ridley, the Company’s Chief Financial Officer, received the restricted stock award described above under Item 5.02(c), “Appointment of Officers.” Stephen H. Gray, the General Counsel and Secretary of the Company, received a restricted stock award representing 8,765 shares of common stock of the Company, subject to the vesting requirements set forth in the 2012 Equity Incentive Plan of the Company described in the Registration Statement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)

On December 3, 2012, the Company adopted the Amended and Restated Articles of Incorporation of the Company, previously filed as Exhibit 3.1 to the Registration Statement, the purpose of which was to increase the number of shares of authorized stock to 6,000,000 shares, of which 5,000,000 are shares of common stock, par value $0.01, and 1,000,000 are shares of preferred stock, par value $0.01 (an increase from the total of 100,000 shares of all classes of stock, par value $0.01, that were previously authorized).

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.

Number	Description

2.1	Separation Agreement, dated as of December 21, 2012, between Altisource Asset Management Corporation and Altisource Portfolio Solutions S.A.

10.1	Support Services Agreement, dated as of December 21, 2012, between Altisource Asset Management Corporation and Altisource Solutions S.à r.l.

10.2	Tax Matters Agreement, dated as of December 21, 2012, between Altisource Asset Management Corporation and Altisource Solutions S.à r.l.

10.3	Asset Management Agreement, dated as of December 21, 2012, between Altisource Residential Corporation, Altisource Residential, L.P. and Altisource Asset Management Corporation

10.4	Trademark License Agreement, dated as of December 21, 2012, between Altisource Asset Management Corporation and Altisource Solutions S.à r.l.

10.5	Subscription Agreement, dated as of December 21, 2012, between Altisource Asset Management Corporation and NewSource Reinsurance Company Ltd.

10.6	Technology Products Services Agreement, between Altisource Asset Management Corporation and Altisource Solutions S.à r.l.

10.7	Altisource Asset Management Corporation 2012 Equity Incentive Plan.

10.8	Altisource Asset Management Corporation 2012 Special Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Rachel M. Ridley
Name:	Rachel M. Ridley
Title:	Chief Financial Officer

Dated:    December 28, 2012